EXHIBIT 10.6


                          FIFTH AMENDMENT AND WAIVER TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FIFTH AMENDMENT AND WAIVER, dated as of December 2, 1996 (this "Amendment"), to the Third Amended and Restated Credit Agreement, dated as of June 26, 1995, as in effect immediately prior to the date hereof (the "Credit Agreement"), among BALLY TOTAL FITNESS HOLDING CORPORATION (formerly known as Bally's Health & Tennis Corporation), a Delaware corporation (the "Borrower"), the several banks and other financial institutions (the "Banks") parties thereto and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent (in such capacity, the "Agent") for the Banks.


                              W I T N E S S E T H:

                  WHEREAS, the Borrower has requested the Agent and the Banks to agree to amend and waive certain provisions of the Credit Agreement as set forth in this Amendment; and

                  WHEREAS, the Agent and the Banks are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments to Section 7.09. Section 7.09 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  7.09 Change in Business. Engage in any business activities or operations substantially and materially different from or unrelated to business activities existing on the Closing Date; provided, however, that this Section 7.09 shall not prohibit the Borrower or its Subsidiaries from managing non-owned fitness centers or providing payment, processing and collection services for non-owned fitness centers, or from commencing and operating a Franchise Program, or from operating a captive insurance company.



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                  3. Amendment to Subsection 7.02(i). Subsection 7.02(i) of the
Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                           (i) (A) Investments in health and fitness clubs not
                  owned by Subsidiaries or in a captive insurance company in an aggregate amount not to exceed $5,000,000, of which no more than $3,500,000 may represent Investments in a captive insurance company; provided that prior to and after giving effect to any such Investment, no Default or Event of Default shall have occurred and be continuing; and (B) additional Investments in Foreign Subsidiaries located in Canada up to a maximum aggregate amount of Two Million Dollars ($2,000,000); provided that the purchase or other acquisition of any minority interest in the capital stock or other equity interest of any Foreign Subsidiary shall not constitute an Investment prohibited by this Section 7.02 or limited by clause (B) of this paragraph (i).

                  4. Waiver of Subsections 3.01 and 3.04. The Banks hereby waive the requirements of Section 3.01 of the Credit Agreement and Borrower shall not be required to pledge the stock of Lincoln Indemnity Company ("Lincoln") to the Agent pursuant to the Borrower Pledge Agreement, as amended. In addition, the Banks hereby waive the requirements of Section 3.04 of the Credit Agreement and Lincoln shall not be required to become a Guarantor or to execute any of the Collateral Documents.

                  5. Representations and Warranties. The Borrower hereby confirms that, after giving effect to the amendments and waivers provided for herein, (i) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof and no Default or Event of Default has occurred and is continuing, and (ii) the Borrower has all necessary power and has taken all corporate action necessary to approve and authorize this Amendment.

                  6. No Other Amendments. Except as expressly amended or waived hereby, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  7. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.



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                  8.  Conditions of Effectiveness. This Amendment shall
be come effective on the date on which all of the following conditions have been met:

                           (a) The Borrower and the Majority Banks shall have
                  executed a counterpart of this Amendment and the Agent shall have received confirmation of such execution.

                           (b) There shall have been delivered to the Agent
                  (with sufficient copies for distribution to all Banks), in form and substance reasonably satisfactory to the Agent, a copy of the agreement to acquire Lincoln and any other agreements relating thereto.

                           (c) The Guarantor's Consent in the form of Exhibit A
                  attached hereto shall have been executed on behalf of each Guarantor, and Agent shall have received confirmation of such execution.

                           (d) The Agent shall have received evidence, in form
                  and substance satisfactory to it, of Borrower's corporate action authorizing the execution and delivery of this Amendment.

                  9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF ILLINOIS.

                  10. Costs and Expenses. Borrower agrees to pay on demand:

                           (a) to Agent all reasonable costs, expenses and
                  attorneys' fees (including allocated costs for in-house legal services) incurred in connection with the preparation and administration of this Amendment and any instrument or agreement required hereunder;

                           (b) to Agent and to each Bank all reasonable costs,
                  expenses and attorney's fees (including allocated costs for in-house legal services) incurred by Agent and each such Bank in connection with the enforcement of this Amendment or any instrument or agreement required hereunder; and

                           (c) to Agent and to each Bank all stamp, registration
                  and other duties and imposts to which this Amendment and any instrument or agreement required hereunder may be subject. Borrower shall indemnify Agent and each Bank against any and all liabilities and penalties resulting from any delay in paying, or failure to pay, any such duties and imposts.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                        BALLY TOTAL FITNESS HOLDING
                                          CORPORATION



                                        By:


                                        Title:



                                        THE CHASE MANHATTAN BANK, as Agent


                                        By:


                                        Title:



                                        THE CHASE MANHATTAN BANK,
                                          Individually


                                        By:


                                        Title:



                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION


                                        By:


                                        Title:



                                        BANK OF AMERICA ILLINOIS

                                        By:


                                        Title:

                                        4
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
                                        FIRST UNION NATIONAL BANK
                                          (formerly known as First
                                          Fidelity Bank, N.A.)


                                        By:


                                        Title:



                                        FIRST BANK NATIONAL ASSOCIATION

                                        By:


                                        Title:



                                        MIDLANTIC BANK, N.A.

                                        By:


                                        Title:



                                        LASALLE NATIONAL BANK

                                        By:


                                        Title:

                                        5
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                                    Exhibit A

                           Form of Guarantors' Consent


                                                         as of December 2, 1996


The Chase Manhattan Bank Individually and as Agent
Bank of America National Trust
  and Savings Association
Bank of America Illinois
First Union National Bank
First Bank National Association
Midlantic Bank N.A.
LaSalle National Bank

Gentlemen:

                  Reference is made to the Third Amended and Restated Credit Agreement dated as of June 26, 1995 (the "Credit Agreement"), as previously amended, among you and Bally Total Fitness Holding Corporation (formerly known as Bally's Health & Tennis Corporation) and to the Amended and Restated Guaranty Agreement and the New Guarantors Guaranty Agreement executed May 15, 1991, as amended (collectively, the "Guaranty Agreements"), and the other Collateral Documents executed by the undersigned in connection with the Credit Agreement.

                  Each of the undersigned hereby consents to the execution of the attached Fifth Amendment and Waiver to Third Amended and Restated Credit Agreement dated as of December 2, 1996, and acknowledges receipt of a copy thereof. Each of the undersigned hereby jointly and severally, unconditionally and irrevocably agrees that the Guaranty Agreements and other Collateral Documents to which it is a party shall apply to the Credit Agreement as amended, affected, or modified by said Fifth Amendment and Waiver to Third Amended and Restated Credit Agreement.

                  It is hereby agreed that all of the terms and conditions of the Guaranty Agreements and such other Collateral Documents shall continue in full force and effect and that references in the Guaranty Agreements and such other Collateral Documents to the Credit Agreement shall be deemed to mean the Credit Agreement, as amended, affected or modified by the said Fifth Amendment to Third Amended and Restated Credit Agreement.

                              BALLY'S FITNESS AND RACQUET CLUBS, INC.
                              BALLY FITNESS FRANCHISING, INC.
                              BALLY FRANCHISE RSC, INC.
                              BALLY FRANCHISING HOLDINGS, INC.
                              BALLY'S PACWEST, INC.


                                       A-1
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                              BALLY'S S.C. MANAGEMENT, INC.
                              BALLY TOTAL FITNESS CORPORATION
                              CONNECTICUT COST FITNESS CENTERS, INC.
                              CONNECTICUT VALLEY FITNESS CENTERS, INC.
                              GREATER PHILLY NO. 1 HOLDING COMPANY
                              GREATER PHILLY NO. 2 HOLDING COMPANY
                              HEALTH & TENNIS CORPORATION OF NEW YORK
                              HOLIDAY HEALTH & FITNESS CENTERS OF
                                NEW YORK INC.
                              HOLIDAY HEALTH CLUBS AND FITNESS
                                CENTERS, INC.
                              HOLIDAY HEALTH CLUBS OF THE EAST COAST, INC.
                              HOLIDAY HEALTH CLUBS OF THE SOUTHEAST, INC.
                              HOLIDAY/SOUTHEAST HOLDING CORP.
                              HOLIDAY SPA HEALTH CLUBS OF CALIFORNIA
                              HOLIDAY UNIVERSAL, INC.
                              HOUSTON HEALTH CLUBS, INC.
                              JACK LALANNE FITNESS CENTERS, INC.
                              JACK LALANNE HOLDING CORP.
                              MANHATTAN SPORTS CLUB, INC.
                              NEW FITNESS HOLDING CO., INC.
                              NYCON HOLDING CO., INC.
                              PHYSICAL FITNESS CENTERS OF PHILADELPHIA, INC. PROVIDENCE FITNESS CENTERS, INC.
                              RHODE ISLAND HOLDING COMPANY
                              SCANDINAVIAN DEVELOPMENT COMPANY
                              SCANDINAVIAN HEALTH SPA, INC.
                              SCANDINAVIAN US SWIM & FITNESS, INC.
                              SO. CAL. NAUTILUS FITNESS CENTERS, INC.
                              TIDELANDS HOLIDAY HEALTH CLUBS, INC.
                              U.S. HEALTH, INC.
                              VERTICAL FITNESS AND RACQUET CLUB, LTD.
                              VIC TANNY INTERNATIONAL, INC.
                              VIC TANNY INTERNATIONAL OF CLEVELAND, INC.
                              VIC TANNY INTERNATIONAL OF MISSOURI, INC.
                              VIC TANNY INTERNATIONAL OF TOLEDO, INC.
                              VIC TANNY OF GREATER MICHIGAN, INC.


                              By:


                              Title:




                                       A-2
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                              PENN HILLS SPA LIMITED PARTNERSHIP
                              SPA ASSOCIATES LIMITED PARTNERSHIP


                              By:      BALLY TOTAL FITNESS HOLDING
                                       CORPORATION as General Partner


                                       By:


                                       Title:

                                       A-3
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